Exhibit 99.11

MBNA MASTER CREDIT CARD TRUST II SERIES 1996-G

KEY PERFORMANCE FACTORS
December 31, 2000



        Expected B Maturity                                        8/15/06


        Blended Coupon                                             6.9444%



        Excess Protection Level
          3 Month Average  4.32%
          December, 2000  0.30%
          November, 2000  6.43%
          October, 2000  6.22%


        Cash Yield                                  19.79%


        Investor Charge Offs                        10.15%


        Base Rate                                   9.35%


        Over 30 Day Delinquency                     4.72%


        Seller's Interest                           10.47%


        Total Payment Rate                          13.35%


        Total Principal Balance                     $57,190,978,436.47


        Investor Participation Amount               $500,000,000.00


        Seller Participation Amount                 $5,990,287,874.98